AGREEMENT

      THIS AGREEMENT ("Agreement") is made and entered into as of April 1, 2006, by and among Edward Lynch, an individual ("Lynch"), Keith Yates, an individual ("Yates") (Lynch and Yates together, the "Shareholders"), and Industrial Electric Services, Inc., a Florida Corporation ("IES").

                                 R E C I T A L S

      Shareholders and IES desire to wind up the business of IES, subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, the parties agree as follows:

                                A G R E E M E N T

      1. Incorporation of Recitals. The foregoing Recitals are incorporated herein by this reference.

      2.   Transfer  of  Assets,   Payoff  of  Related  Debt  and  Release  From
Non-solicitation/Non-Compete Agreement.

IES transfers to Yates the following assets ("Assets"):

            o The name "Industrial Electric Services" for use in Kentucky only.

            o     The tangible assets set forth on Schedule 2.A attached hereto.

            o The right to collect invoices for Job 44 of $1,870 and Job 52 of $3,100, which were recorded in allowance for doubtful accounts of IES 3/31/06 financial statements. All other accounts receivable shall be collected and all accounts payable shall be paid as of June 30, 2006.

Yates shall assume and pay off two truck loans with Huntington Bank and Chrysler Financial.

IES    releases    Yates   from   the   terms   of   any   valid   and   binding
non-solicitation/compete agreement or understanding with IES.

      3. Effective Date

The effective date of this Agreement shall be April 1, 2006 as reflecting the intent of the parties as of said date, nothwithstanding the subsequent date of formal execution hereof. All prior agreements concerning these matters between the parties are supersceded.

      4. Miscellaneous.

            4.1 Cumulative Remedies. Subject to Section 8, any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulative and not alternatively.


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

            4.2 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

            4.3 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

            4.4 Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

            4.5  Notices.  Any  approvals,   consents  or  notices  required  or
permitted to be sent or given shall be delivered in writing personally or mailed, certified mail, return receipt requested, to the addresses provided IES and shall be deemed to have been received within five days after such mailing.

            4.6 Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions thereof, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

            4.7 Entire Agreement. This Agreement, and the other agreements specifically referred to herein, constitute the entire agreement and understanding of the parties with respect to the subject matter thereof, and supersede all prior and contemporaneous agreements and understandings.

            4.8 Governing Law; Venue. This Agreement Kentucky be governed by and interpreted and construed in accordance with the laws of the State of Kentucky, without regard to the conflict of law principles thereof. Any action brought under this Agreement shall be brought in a state or Federal court having competent subject matter jurisdiction and located in the City of Lexington KY in accordance with the applicable procedure therefore.

            4.9 Injunctive Relief. The parties agree that a breach of this Agreement may cause the IES irreparable harm for which monetary damages are not adequate. In addition to all other available legal remedies, the IES shall have the right to injunctive relief to enforce this Agreement.

            4.10 Survival. All representations and warranties made by the parties in connection with this Agreement shall survive the Closing.

            IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.

                            [Signature Page Follows]


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

EDWARD LYNCH


______________________________________

KEITH YATES


______________________________________


INDUSTRIAL ELECTRIC SERVICES, INC.,
a Florida Corporation


By: __________________________________


Its: _________________________________


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